                               UNIVERSAL ANNUITY


                                 ANNUAL REPORTS


   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES


                               DECEMBER 31, 1995


                                     [LOGO]


                        THE TRAVELERS INSURANCE COMPANY
                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

     [LOGO] The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.




     [LOGO] Travelers Asset Management International Corporation ("TAMIC") provides fixed income management and advisory services for The Travelers Time Bond Account for Variable Annuities.

[LOGO]

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 1995



FINANCIAL MARKET REVIEW AND OUTLOOK

Financial markets had a great year in 1995 with the Standard & Poors 500 Stock Index having its best year since 1958 (+37.6%) and the Lehman Government/Corporate Bond Index having its best performance since 1985 (+19.2%). Beyond Wall Street, however, signs of economic stress are becoming apparent. Consumer delinquencies and defaults are increasing. A number of corporate defaults have already occurred, causing some negative fallout in the high yield bond market. December retail sales came in below already pessimistic expectations. Cyclical industries such as paper, steel, and autos are starting to see price declines, closing plants and laying off workers. In Washington, many government workers are on furlough as the two parties debate how much (not whether or not) the Federal deficit will be reduced. Against this backdrop, the Federal Reserve Board ("Fed") dropped short-term interest rates 25 basis points on December 19th, its first cut since July, 1995.

Looking towards 1996, the slowdown in economic growth combined with few sources of upside surprises make lower money market rates our most confident forecast. Current economic weakness will keep the Fed in an easing mode even if budget talks remain in a stalemate. Theoretical policy rules for determining federal funds targets argue that short-term interest rates should be between 4% and 5%, not their current 5.5%. Unlike 1993, when growth had been slow for several years, there is no pent-up demand for housing, autos, or even capital goods that can cause an upside surprise in economic growth. The key question for the bond market is whether slow economic growth causes short rates to go significantly below 5%. We think they will because the economy continues to weaken and any backup in rates caused by the budget negotiations in Washington will further weaken the economy. We are focusing on intermediate maturities because the yield curve is likely to steepen. We also continue to be comfortable with an overweighting in corporate issues, although we need to be diligent to protect against credit surprises. We also continue to think that mortgaged-backed securities are cheap and have maintained our overweighting in that area.

In the stock market, cyclical issues led by the railroad, aluminum, machinery, and semiconductor groups rallied early in the third quarter on strong earnings momentum, rising analyst estimates, and expectations for a rebound in economic growth. Mergers in the banking, utility, and media industries also gave an optimistic tone to the market. However by early September, investors turned less optimistic about prospects for economic growth, earnings momentum, and profit margins in late 1995 and 1996. During the fourth quarter, investors continued to rotate out of cyclical and into defensive groups, such as drugs, food, and beverages, which were expected to produce the best relative earnings and gains in 1996. In the energy sector, rising prices for oil and natural gas, as well as attractive relative yields, supported higher valuations. Technology stocks declined dramatically on signs of weakening demand for personal computers and softer prices for semiconductors and other PC components.

The performance of the stock market in 1996 will be driven by corporate earnings. The impetus for much of last year's advance to new record highs was generated by positive earnings surprises. The weaker economic environment that exists now makes it unlikely that the stock market will repeat its performance. Generally, the U.S. stock market is fairly valued given the current level of interest rates and should be able to muddle through with a "normal" 10% year as long as we avoid a recession. If the economy does worsen, the extent of the equity market decline will be a function of how quickly companies can adjust their cost structure to changes in revenues. Judged by the ability of most companies to sustain earnings growth even in the face of weakening demand in 1995, we think that the most negative "bears" on the outlook for the stock market are too pessimistic, especially given the valuation support that will be provided by lower interest rates.

                               TABLE OF CONTENTS



                                                                                                                   PAGE
-----------------------------------------------------------------------------------------------------------------------
THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES  . . . . . . . . . . . . . . . . . . . . . . .   15

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES . . . . . . . . . . . . . . . . . . . . . . .   22

THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34

                                 THE TRAVELERS
                            TIMED GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Growth and Income Stock Account is managed to provide broadly diversified exposure to the U.S. equity market, while at all times maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows connected with market-timing moves. The performance benchmark for this core equity strategy is the Standard & Poors 500 Stock Index ("S&P 500").

For the year ended December 31, 1995 the Travelers Timed Growth and Income Stock Account achieved a return of 37%, before fees and expenses, slightly lagging the S&P 500 return. After all fees and expenses, the portfolio's total return of 33% outperformed the 31% average total return for variable annuity stock accounts in the Lipper Growth & Income category. During this period, four market-timing signals were implemented.

During the second half of 1995, the strongest contributions to relative performance were achieved in the consumer discretionary, consumer staples and finance sectors. In the consumer discretionary sector, performance was bolstered in particular by our holdings in Nike (+66%) and Safeway (+36%). In the consumer staples sector, the portfolio benefited from overweighted positions in Pepsi (+24%), Philip Morris (+21%) and Ralston-Purina (+21%). Stock selection in the financial sector also contributed positively, through holdings in NationsBank (+29%) and Chase Manhattan Bank (+27%). On the other hand, performance in the technology sector was somewhat disappointing, penalized by our holdings in Silicon Graphics (-32%), which experienced slower than expected sales growth because of product transition problems, and by our exposure to the weak semiconductor group, including Texas Instruments (-23%) and Cypress Semiconductor (-24%).

During the final six months of 1995, the Timed Growth and Income Stock Account held positions in S&P 500 futures in order to obtain equity exposure for a portion of the account's net assets. The value of the stock index futures position ranged between 29% and 62% of the total net assets of the account, depending upon cash flows related to the market-timing program. The combination of S&P 500 futures and high quality money market securities can be expected to provide a return that approximates that of the actual S&P 500.

Looking ahead, in light of the equity market's record-setting advance in 1995 and signs of an impending economic slowdown, we have placed increased emphasis on diversifying our stock holdings, especially within sectors that are likely to exhibit above-average cyclical earnings volatility. In the technology sector, we have focused on stocks that are likely to maintain positive earnings visibility in 1996, including 3Com in the enterprise networking group and Oracle Systems in the software group. In the health care sector, we have emphasized Johnson & Johnson and Medtronic in the medical devices group. In the consumer discretionary sector, our major overweights include Nike and Safeway. In the finance sector, we are emphasizing Green Tree Financial, Citicorp and NationsBank.


                                     [LOGO]

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995


            ASSETS:
               Investment securities, at market value (identified cost $218,088,826)  . . . . . . . .        $   234,727,772
               Cash   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,809,383
               Receivables:
                   Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                259,024

                   Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                521,319
                   Investment securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,534,864
                   Purchase payments and transfers from other Travelers accounts  . . . . . . . . . .                145,221
                   Variation on futures margin  . . . . . . . . . . . . . . . . . . . . . . . . . . .                111,300
                                                                                                             ---------------
                      Total Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            239,108,883
                                                                                                             ---------------

            LIABILITIES:
               Payables:
                   Investment securities purchased  . . . . . . . . . . . . . . . . . . . . . . . . .              1,016,632
                   Contract surrenders and transfers to other Travelers accounts  . . . . . . . . . .                248,699
                   Investment management and advisory fees  . . . . . . . . . . . . . . . . . . . . .                 10,577
                   Market timing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 24,379
               Accrued liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 40,723
                                                                                                             ---------------
                      Total Liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,341,010
                                                                                                             ---------------

            NET ASSETS
               (Applicable to 105,043,638 units outstanding at $2.263 per unit)   . . . . . . . . . .        $   237,767,873
                                                                                                             ===============





                       See Notes to Financial Statements

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


            INVESTMENT INCOME:
               Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    1,672,366
               Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,387,085
                                                                                          --------------
                   Total income . . . . . . . . . . . . . . . . . . . . . . . . . .                          $     6,059,451


            EXPENSES:
               Market timing fees   . . . . . . . . . . . . . . . . . . . . . . . .            1,843,842
               Investment management and advisory fees  . . . . . . . . . . . . . .              479,029
               Insurance charges  . . . . . . . . . . . . . . . . . . . . . . . . .            1,843,842
                                                                                          --------------
                   Total expenses . . . . . . . . . . . . . . . . . . . . . . . . .                                4,166,713
                                                                                                             ---------------
                      Net investment income   . . . . . . . . . . . . . . . . . . .                                1,892,738
                                                                                                             ---------------

            REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
                 INVESTMENT SECURITIES:
               Realized gain from investment security transactions:
                   Proceeds from investment securities sold . . . . . . . . . . . .          176,122,054
                   Cost of investment securities sold . . . . . . . . . . . . . . .          157,239,157
                                                                                          --------------
                      Net realized gain   . . . . . . . . . . . . . . . . . . . . .                               18,882,897


               Change in unrealized gain on investment securities:
                   Unrealized gain at December 31, 1994 . . . . . . . . . . . . . .              183,229
                   Unrealized gain at December 31, 1995 . . . . . . . . . . . . . .           16,638,946
                                                                                          --------------
                      Net change in unrealized gain for the year  . . . . . . . . .                               16,455,717
                                                                                                             ---------------
                         Net realized gain and change in unrealized gain  . . . . .                               35,338,614
                                                                                                             ---------------
               Net increase in net assets resulting from operations   . . . . . . .                          $    37,231,352
                                                                                                             ===============





                       See Notes to Financial Statements

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                                                                  1995               1994
                                                                                                  ----               ----
            OPERATIONS:
               Net investment income  . . . . . . . . . . . . . . . . . . . . . . . .      $     1,892,738    $     1,302,116
               Net realized gain (loss) from investment security transactions   . . .           18,882,897        (13,198,289)
               Net change in unrealized gain on investment securities   . . . . . . .           16,455,717            183,229
                                                                                           ---------------    ---------------
                   Net increase (decrease) in net assets resulting from operations  .           37,231,352        (11,712,944)
                                                                                           ---------------    ---------------


            UNIT TRANSACTIONS:
               Participant purchase payments
                   (applicable to 4,557,812 and 5,436,273 units, respectively)  . . .            9,246,578          9,166,985

               Participant transfers from other Travelers accounts
                   (applicable to 263,610 and 168,881 units, respectively)  . . . . .              530,000            307,302
               Market timing transfers from other Travelers timed accounts
                   (applicable to 91,018,707 and 244,492,247 units, respectively) . .          182,133,693        426,883,052
               Administrative charges
                   (applicable to 150,735 and 117,707 units, respectively)  . . . . .             (325,636)          (193,352)
               Contract surrenders
                   (applicable to 6,210,191 and 6,733,833 units, respectively)  . . .          (12,733,388)       (11,342,908)
               Participant transfers to other Travelers accounts
                   (applicable to 13,985,712 and 27,205,807 units, respectively)  . .          (28,338,250)       (45,844,869)
               Market timing transfers to other Travelers timed accounts
                   (applicable to 186,256,925 units)  . . . . . . . . . . . . . . . .                    -       (316,794,041)
               Other payments to participants
                   (applicable to 141,806 and 91,176 units, respectively) . . . . . .             (290,911)          (154,790)
                                                                                           ---------------    ---------------
                   Net increase in net assets resulting from unit transactions  . . .          150,222,086         62,027,379
                                                                                           ---------------    ---------------
                      Net increase in net assets  . . . . . . . . . . . . . . . . . .          187,453,438         50,314,435

            NET ASSETS:
               Beginning of year  . . . . . . . . . . . . . . . . . . . . . . . . . .           50,314,435                  -
                                                                                           ---------------    ---------------
               End of year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   237,767,873    $    50,314,435
                                                                                           ===============    ===============





                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.       SIGNIFICANT ACCOUNTING POLICIES

         The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

         The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

         SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last- reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

         When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

         Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued by computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.

         FUTURES CONTRACTS. Account TGIS uses stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

         It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

         Futures contracts purchased by Account TGIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

         OPTIONS. Account TGIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

         REPURCHASE AGREEMENTS. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

         FEDERAL INCOME TAXES. The operations of Account TGIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of account TGIS. TGIS is not taxed as "regulated investment company" under Subchapter M of the Code.

         OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

2.       INVESTMENTS

         Purchases and sales of securities other than short-term investments aggregated $149,948,054 and $60,388,180, respectively, for the year ended December 31, 1995. Realized gains and losses from security transactions are reported on an identified cost basis.

         At December 31, 1995, Account TGIS held 318 open S&P 500 Stock Index futures contracts with a maturity date of March 15, 1996. The underlying face value, or notional value, of these contracts at December 31, 1995 amounted to $98,333,550. In connection with these contracts, short-term investments with a par value of $4,500,000 had been pledged as margin deposits.

         Net realized gains (losses) resulting from futures contracts were $16,007,920 and ($13,010,751) for the years ended December 31, 1995 and 1994, respectively. These gains (losses) are included in the net realized gain (loss) from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1995, is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.       CONTRACT CHARGES

         Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

         A market timing fee equivalent on an annual basis to 1.25% of the net assets of Account TGIS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TGIS.

         Insurance charges are paid to The Travelers for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TGIS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

         No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are stated prior to the deduction of $143,108 and $170,063 in satisfaction of contingent deferred sales charges for the years ended December 31, 1995 and 1994, respectively.

4.       SUPPLEMENTARY INFORMATION
         (Selected data for a unit outstanding throughout each year.)




                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                       ---------------------------------------------------------
                                                                       1995         1994        1993          1992          1991
                                                                       ----         ----        ----          ----          ----
        SELECTED PER UNIT DATA:
          Total investment income . . . . . . . . . . . . . . . . .    $.083       $ .064       $ .043       $ .046       $ .045
          Operating expenses  . . . . . . . . . . . . . . . . . . .     .057         .041         .042         .045         .045
                                                                      ------      -------      -------      -------      -------
          Net investment income . . . . . . . . . . . . . . . . . .     .026         .023         .001         .001            -

          Unit value at beginning of year . . . . . . . . . . . . .    1.695        1.776        1.689        1.643        1.391
          Net realized and change in unrealized gains (losses)  . .     .542        (.104)        .086         .045         .252
                                                                      ------      -------      -------      -------      -------
          Unit value at end of year . . . . . . . . . . . . . . . .   $2.263      $ 1.695      $ 1.776      $ 1.689      $ 1.643
                                                                      ======      =======      =======      =======      =======

        SIGNIFICANT RATIOS AND ADDITIONAL DATA:
          Net increase (decrease) in unit value . . . . . . . . . .      .57         (.08)         .09          .05          .25
          Ratio of operating expenses to average net assets*  . . .     2.83%        2.82%        2.82%        2.82%        2.83%
          Ratio of net investment income to average net assets* . .     1.37%        1.58%         .08%         .78%        1.33%
          Number of units outstanding at end of year (thousands). .  105,044       29,692            -      217,428            -
          Portfolio turnover rate . . . . . . . . . . . . . . . . .       79%          19%          70%         119%         489%


*   Annualized.

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

                                      NO. OF       MARKET
                                      SHARES       VALUE
                                      ------     -----------
COMMON STOCKS (59.2%)

   AMUSEMENTS (0.8%)
     Harrah's Entertainment, Inc.     20,000     $   485,000
     Walt Disney Co.                  23,200       1,368,800
                                                 -----------
                                                   1,853,800
                                                 -----------
   BANKING (3.8%)
     Banc One Corp.                   23,200         875,800
     Bank of Boston Corp.              3,500         161,875
     Bank of New York, Inc.            5,600         273,000
     BankAmerica Corp.                20,200       1,307,950
     Barnett Banks, Inc.               9,800         578,200
     Chase Manhattan Corp.             5,600         339,500
     Chemical Banking Corp.            7,800         458,250
     Citicorp                         22,300       1,499,675
     First Interstate Bancorp          2,400         327,600
     First Union Corp.                 5,300         294,812
     Golden West Financial Corp.       7,800         430,950
     Mellon Bank Corp.                 3,900         209,625
     NationsBank Corp.                17,100       1,190,588
     Norwest Corp.                    19,400         640,200
     SunTrust Banks, Inc.              3,500         239,750
     Wells Fargo & Co.                 1,400         302,400
                                                 -----------
                                                   9,130,175
                                                 -----------
   CHEMICALS, PHARMACEUTICALS AND
     ALLIED PRODUCTS (8.6%)
     Abbott Laboratories              30,600       1,277,550
     Air Products & Chemicals,        13,000         685,750
       Inc.
     American Home Products Corp.      9,100         882,700
     Amgen (A)                        16,300         966,794
     Bristol-Myers Squibb Co.         10,100         867,337
     Cabot Corp.                       3,900         210,113
     Clorox Co.                        7,300         522,862
     Colgate-Palmolive Co.             4,400         309,100
     Dow Chemical Co.                  8,200         577,075
     E.I. Dupont de Nemours & Co.     16,700       1,166,913
     Eastman Chemical Company          8,400         526,050
     Eli Lilly & Co.                  16,200         911,250
     International Flavors &          11,300         542,400
       Fragrances
     Johnson & Johnson                19,900       1,703,937
     Merck & Co., Inc.                37,200       2,445,900
     Monsanto Co.                      3,600         441,000
     Morton International, Inc.       15,900         570,413
     Pharmacia & Upjohn, Inc. (A)     15,500         600,625
     Pfizer, Inc.                     27,200       1,713,600
     Procter & Gamble Co.             26,400       2,191,200
     Schering-Plough Corp.            19,200       1,051,200
                                                 -----------
                                                  20,163,769
                                                 -----------





                                      NO. OF       MARKET
                                      SHARES       VALUE
                                      ------     -----------
   COMMUNICATION (6.0%)
     Ameritech Corp.                  18,800     $ 1,109,200
     AT&T Corp.                       57,700       3,736,075
     Bell Atlantic Corp.              13,600         909,500
     Bellsouth Corp.                  33,200       1,444,200
     Capital Cities ABC, Inc.          4,900         604,537
     GTE Corp.                        25,600       1,126,400
     ITT Industries, Inc. (A)          8,200         196,800
     MCI Communications Corp.         18,700         489,706
     NYNEX Corp.                      19,400       1,047,600
     Sprint Corp.                     10,400         414,700
     SBC Communications., Inc.        25,300       1,454,750
     Tele-Communications, Inc. (A)     9,500         189,406
     U.S. West, Inc.                   5,500         196,625
     US West Media (A)                 5,500         104,500
     Viacom International, Inc. (A)   20,800         985,400
                                                 -----------
                                                  14,009,399
                                                 -----------
   CONSTRUCTION (0.2%)
     Pulte Corp.                      11,500         386,688
                                                 -----------

   CONTRACTORS (0.3%)
     Fluor Corp.                      10,000         660,000

   ELECTRICAL AND
    ELECTRONIC MACHINERY (3.7%)
     Alliance Semiconductor (A)        3,800          43,700
     Amphenol Corp. (A)               28,700         695,975
     Andrew Corp. (A)                 13,800         533,025
     Cypress Semiconductor (A)        36,900         470,475
     General Electric Co.             50,500       3,636,000
     Intel Corp.                      21,500       1,221,469
     LSI Logic Corp. (A)               3,900         127,725
     Micron Technology                11,700         463,612
     Motorola, Inc.                   13,500         769,500
     Tellabs, Inc. (A)                 3,500         129,938
     Texas Instruments, Inc.           5,300         274,275
     Time Warner, Inc.                 9,200         348,450
                                                 -----------
                                                   8,714,144
                                                 -----------
   FINANCE (2.2%)
     American Express Co.             14,900         616,487
     Dean Witter Discover & Co.       13,300         625,100
     Federal Home Loan Corp.           5,700         475,950
     Federal National Mortgage         8,400       1,042,650
       Assoc.
     Green Tree Financial Corp.       22,400         590,800
     Household International           9,500         561,688
     Lehman Brothers Holding, Inc.    14,900         316,625
     Merrill Lynch & Co., Inc.        12,900         657,900
     Morgan Stanley Group, Inc.        2,400         193,500
                                                 -----------
                                                   5,080,700
                                                 -----------

                                      NO. OF       MARKET
                                      SHARES        VALUE
                                      ------       ------
   FOOD (5.3%)
     Anheuser-Busch Cos.               4,100   $     274,187
     Campbell Soup Co.                 6,600         396,000
     Coca-Cola Co.                    37,400       2,776,950
     CONAGRA, Inc.                    17,900         738,375
     CPC International, Inc.           8,300         569,588
     General Mills, Inc.               4,900         282,975
     H.J. Heinz Co.                   23,100         765,187
     IBP, Inc.                         3,600         181,800
     Kellogg Co.                       7,000         540,750
     PepsiCo, Inc.                    31,500       1,760,063
     Philip Morris, Inc.              30,200       2,733,100
     Ralston Purina Group              9,600         598,800
     Seagram Co. Ltd.                  9,800         339,325
     Unilever NV                       4,200         591,150
                                               -------------
                                                  12,548,250
                                               -------------
   INSURANCE (2.2%)
     Aetna Life & Casualty Co.         3,200         221,600
     Allstate Corp.                   10,738         441,600
     American International Group     18,150       1,678,875
     Chubb Corp.                       5,600         541,800
     General Reinsurance Corp.         4,700         728,500
     HealthCare COMPARE (A)           10,700         467,456
     ITT Corp. (A)                     8,200         434,600
     ITT Hartford Group, Inc. (A)      8,200         396,675
     United Healthcare Corp.           5,400         353,700
                                               -------------
                                                   5,264,806
                                               -------------
   LUMBER AND WOOD PRODUCTS
     (0.1%)
     Georgia-Pacific Corp.             2,800         192,150
                                               -------------
   MACHINERY (3.3%)
     Apple Computers, Inc.             3,500         111,344
     Applied Materials (A)            15,000         589,688
     Baker Hughes, Inc.               21,800         531,375
     Black & Decker Corp.             11,000         387,750
     Cabletron System, Inc. (A)        2,400         194,400
     Caterpillar, Inc.                 6,100         358,375
     Cisco Systems, Inc. (A)           9,000         672,187
     Compaq Computer Corp. (A)         4,300         206,400
     Duriron, Inc.                     4,500         104,062
     Harnischfeger Industries         14,800         492,100
     Hewlett Packard Co.              15,200       1,273,000
     International Business           14,000       1,284,500
       Machines Corp.
     Silicon Graphics, Inc. (A)       20,600         566,500
     Sun Microsystems (A)              6,400         292,400
     3Com Corp. (A)                   12,700         592,931
                                               -------------
                                                   7,657,012
                                               -------------
   METAL PRODUCTS (1.2%)
     Ball Corp.                       11,900         327,250
     Danaher Corp.                    13,500         428,625
     Gillette Co.                      8,500         443,063
     Inland Steel Industries, Inc.    10,400         261,300
     Parker-Hannifin Corp.            13,900         476,075
     Phelps Dodge Corp.                6,600         410,850
     Reynolds Metals Co.               6,600         373,725
                                               -------------
                                                   2,720,888
                                               -------------
   MINING (0.3%)
     Freeport-McMoran Copper &         8,500         239,062
       Gold
     Homestake Mining Co.             29,300         457,813
                                               -------------
                                                     696,875
                                               -------------

                                      NO. OF       MARKET
                                      SHARES        VALUE
                                      ------       ------
   MISCELLANEOUS MANUFACTURING
     (2.2%)
     Baxter International, Inc.        3,500   $     146,562
     Eastman Kodak Co.                 9,900         663,300
     Emerson Electric Co.             12,200         997,350
     Heart Technology, Inc. (A)       14,400         470,700
     Honeywell, Inc.                  12,800         622,400
     Mattel, Inc.                     20,900         642,675
     Medtronic, Inc.                  20,000       1,117,500
     Xerox Corp.                       3,100         424,700
                                               -------------
                                                   5,085,187
                                               -------------
   OIL & GAS (0.3%)
     Anadarko Petroleum                4,700         254,388
     Schlumberger Ltd.                 7,500         519,375
                                               -------------
                                                     773,763
                                               -------------
   PAPER AND ALLIED PRODUCTS
     (0.5%)
     Bowater, Inc.                     8,000         284,000
     Champion International Corp.     10,100         424,200
     International Paper Co.           7,500         284,062
     Kimberly Clark Corp.              3,510         290,453
                                               -------------
                                                   1,282,715
                                               -------------
   PETROLEUM REFINING AND
     RELATED INDUSTRIES (4.7%)
     Amoco Corp.                      20,200       1,451,875
     Atlantic Richfield, Inc.          4,900         542,675
     Chevron Corp.                    19,200       1,008,000
     Exxon Corp.                      36,700       2,940,587
     Mobil Corp.                      16,000       1,792,000
     Phillips Petroleum Co.            7,700         262,762
     Royal Dutch Petroleum Co.        19,600       2,766,050
     Texaco, Inc.                      3,300         259,050
                                               -------------
                                                  11,022,999
                                               -------------
   PRINTING, PUBLISHING AND
    ALLIED INDUSTRIES (0.5%)
     Gannett Co.                      10,600         650,575
     New York Times Co.               16,800         497,700
                                               -------------
                                                   1,148,275
                                               -------------
   RETAIL (3.4%)
     Federated Department Stores,     21,300         585,750
       Inc. (A)
     General Nutrition Cos., Inc. (A)    900          20,025
     Home Depot, Inc.                 25,300       1,211,237
     J.C. Penney Co.                  15,300         728,663
     May Department Stores            17,200         726,700
     McDonalds Corp.                  19,100         861,887
     OfficeMax, Inc. (A)              18,700         418,413
     Price/Costco, Inc. (A)           30,700         472,012
     Safeway, Inc. (A)                10,100         520,150
     Tandy Corp.                       9,800         406,700
     The GAP, Inc.                     4,500         189,000
     Wal-Mart Stores, Inc.            52,700       1,179,163
     Walgreen Co.                     21,700         648,287
                                               -------------
                                                   7,967,987
                                               -------------
   RUBBER AND PLASTIC PRODUCTS
     (0.4%)
     Nike, Inc.                       12,800         891,200
                                               -------------

                                                NO. OF         MARKET
                                                SHARES         VALUE
                                                ------         ------
   SERVICES (1.7%)
     Autodesk, Inc.                               9,300   $      318,525
     Columbia/HCA Healthcare Corp.               13,400          680,050
     Computer Associates International            6,100          346,938
     Equifax, Inc.                                3,600           76,950
     Microsoft (A)                               16,100        1,413,783
     Oracle Systems Corp. (A)                    25,000        1,059,375
                                                          --------------
                                                               3,895,621
                                                          --------------
   STONE, CLAY, GLASS, AND
    CONCRETE PRODUCTS (0.4%)
     Minnesota Mining &
       Manufacturing Co.                         12,700          841,375
                                                          --------------

   TRANSPORTATION (1.0%)
     AMR, Inc. (A)                                7,100          527,175
     Conrail, Inc.                                7,800          546,000
     CSX Corp.                                   14,600          666,125
     Norfolk Southern Corp.                       8,400          666,750
                                                          --------------
                                                               2,406,050
                                                          --------------
   TRANSPORTATION MANUFACTURING (2.8%)
     Boeing Co.                                  16,000        1,254,000
     Chrysler Corp.                              14,500          802,937
     Eaton Corp.                                  8,400          450,450
     Ford Motor Co.                              35,900        1,041,100
     General Motors Corp.                        21,000        1,110,375
     Lockheed Martin Corp.                        6,100          481,900
     McDonnell Douglas Corp.                      7,800          717,600
     United Technologies Corp.                    6,000          569,250
     Varity Corp. (A)                             6,300          233,888
                                                          --------------
                                                               6,661,500
                                                          --------------
   UTILITIES (2.8%)
     Baltimore Gas & Electric Co.                23,000          655,500
     Browning and Ferris Ind.                    17,400          513,300
     Duquesne Light Co.                          17,400          535,050
     Florida Power & Light Co.                   17,700          820,837
     Houston Industries                          26,800          649,900
     Pacific Enterprises                          6,800          192,100
     Panhandle Eastern Corp.                     17,700          493,388
     Public Service Enterprises Group            22,300          682,937
     Southern Co.                                38,000          935,750
     Texas Utilities Co.                         18,000          740,250
     WMX Technologies, Inc.                      14,800          442,150
                                                          --------------
                                                               6,661,162
                                                          --------------

  WHOLESALE TRADE (0.5%)
     Crane Co.                                   13,200          486,750
     Enron Corp.                                 18,800          716,750
                                                          --------------
                                                               1,203,500
                                                          --------------
  TOTAL COMMON STOCKS
   (COST $122,285,106)                                       138,919,990
                                                          --------------





                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                               ---------       ------
SHORT-TERM INVESTMENTS (40.8%)

   COMMERCIAL PAPER (38.2%)
     ABN AMRO Holdings NV,
        5.55% due April 30, 1996             $ 5,000,000  $    4,999,237

     Associates Corp. of North America,
        5.87% due February 15, 1996            4,500,000       4,493,471

     Bausch & Lomb, Inc.,
        5.78% due January 16, 1996             2,000,000       1,982,031

     Ciesco LP,
        5.75% due January 31, 1996             5,500,000       5,455,633

     Dresdner U.S. Financial, Inc.,
        5.80% due January 22, 1996             4,500,000       4,435,178

     Eiger Capital Corp.,
        5.81% due January 23, 1996             5,500,000       5,462,539

     General Electric Capital Corp.,
        5.54% due May 3, 1996                  4,500,000       4,399,178

     H.J. Heinz Co.,
        5.85% due January 12, 1996             4,500,000       4,467,784

     Hanson PLC,
        5.74% due February 16, 1996            4,500,000       4,441,383

     PACCAR Financial Corp.,
        5.90% due September 20, 1996           4,500,000       4,497,412

     Pacific Gas & Electric Co.,
        5.79% due January 10, 1996             5,500,000       5,474,150

     Pacificorp,
        5.80% due January 30, 1996             4,100,000       4,059,595

     Potomac Electric Power Co.,
        5.78% due January 11, 1996             5,500,000       5,473,264

     Progress Capital Holdings, Inc.,
        5.86% due January 18, 1996             5,500,000       5,466,893

     PHH Corp.,
        5.78% due January 19, 1996             4,100,000       4,069,601

     Southern California Edison Co.,
        5.75% due January 12, 1996             5,500,000       5,472,439

     Toronto Dominion Bank,
        5.82% due January 19, 1996             5,000,000       4,969,971

     Toyota Motor Credit Corp.,
        5.78% due January 19, 1996             5,500,000       5,466,236

     Wachovia Bank of North Carolina NA,
        5.83% due May 13, 1996                 4,500,000       4,504,391
                                                          --------------
                                                              89,590,386
                                                          --------------

   U.S. GOVERNMENT SECURITIES (1.8%)
     United States of America Treasury,
        5.51% due September 19, 1996 (C)       4,500,000       4,271,396
                                                          --------------

   REPURCHASE AGREEMENTS (0.8%)
     Merrill Lynch Government
        Securities, Inc., 5.50% Repurchase
        Agreement dated December 29,
        1995, due January 2, 1996,
        collateralized by: United States of
        America Treasury, $1,955,000,
        5.63% due October 31, 1997             1,946,000       1,946,000
                                                          --------------

  TOTAL SHORT-TERM
  INVESTMENTS (COST $95,803,720)                              95,807,782
                                                          --------------

                                     NOTIONAL        MARKET
                                      VALUE           VALUE
                                     --------        ------
FUTURES CONTRACTS (0.0%)

     S&P 500 Stock Index,
       Exp. March, 1996 (D)      $  98,333,550               -
                                                 -------------
  TOTAL INVESTMENTS (100%)
   (COST $218,088,826) (B)                       $ 234,727,772
                                                 =============


NOTES

(A)      Non-income Producing Security.

(B) At December 31, 1995, net unrealized appreciation for all securities was $16,638,946. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $18,769,006 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $2,130,060.

(C) Par value of $4,500,000 pledged to cover margin deposits on futures contracts.

(D) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.





                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
 The Travelers Timed Growth and Income Stock Account for Variable Annuities:



We have audited the accompanying statement of assets and liabilities of The Travelers Timed Growth and Income Stock Account for Variable Annuties including the statement of investments as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Timed Growth and Income Stock Account for Variable Annuities as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 16, 1996

                                 THE TRAVELERS
                                TIMED SHORT-TERM
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

At the outset of 1995, The Federal Reserve Board's ("Fed") economic theme was declining inflation and moderate economic growth. Despite no net change in The Fed's policy there was a dramatic improvement in market sentiment. The steady flow of favorable economic data shifted Fed policy nearly 180 degrees. Fears of an overheating economy along with an aggressive Fed tightening strategy turned into an easing of monetary policy due to muted price pressures and subdued growth. The Fed did manage to stay on course with its policy of moderate growth and low inflation. The second half of 1995 was marked by two basis point reductions in the Federal funds rate to 5.50%, though the Fed still had more latitude to lower short-term rates as the pace of easing was relatively cautious.

The Travelers Timed Short-Term Bond Account "timed-out" on December 11, 1995, when $45 million of assets were moved to The Travelers Timed Growth and Income Stock Account and $20 million of assets were moved to The Travelers Timed Aggressive Stock Account.




                                   [LOGO]

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995



ASSETS:
 Cash........................................................................  $206,378
 Receivable for purchase payments and transfers from other
   Travelers accounts........................................................     1,415
                                                                               --------
   Total Assets..............................................................   207,793
                                                                               --------
LIABILITIES:
 Payables:
  Contract surrenders and transfers to other Travelers accounts..............    15,920
  Due to The Travelers.......................................................   191,573
 Accrued liabilities.........................................................       300
                                                                               --------
   Total Liabilities.........................................................   207,793
                                                                               --------
NET ASSETS...................................................................  $      -
                                                                               ========

                       See Notes to Financial Statements

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



INVESTMENT INCOME:
 Interest............................................               $8,201,199

EXPENSES:
 Market timing fees.................................. $  1,716,258
 Investment management and advisory fees.............      444,144
 Insurance charges...................................    1,716,258
                                                      ------------
  Total expenses.....................................                3,876,660
                                                                    ----------
   Net investment income.............................                4,324,539
                                                                    ----------
REALIZED GAIN AND CHANGE IN UNREALIZED LOSS ON
   INVESTMENT SECURITIES:
 Realized gain from investment security transactions:
  Proceeds from investment securities sold...........  303,595,598
  Cost of investment securities sold.................  303,529,546
                                                      ------------
   Net realized gain.................................                   66,052

 Change in unrealized loss on investment securities:
  Unrealized loss at December 31, 1994...............     (255,618)
  Unrealized loss at December 31, 1995...............            -
                                                      ------------
   Net change in unrealized loss for the year........                  255,618
                                                                    ----------
    Net realized gain and change in unrealized loss..                  321,670
                                                                    ----------
 Net increase in net assets resulting from operations               $4,646,209
                                                                    ==========

                       See Notes to Financial Statements

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                                       1995           1994
                                                                       ----           ----
OPERATIONS:
 Net investment income...........................................  $   4,324,539  $   3,487,182
 Net realized gain (loss) from investment security transactions..         66,052        (16,060)
 Net change in unrealized loss on investment securities..........        255,618       (255,618)
                                                                   -------------  -------------
  Net increase in net assets resulting from operations...........      4,646,209      3,215,504
                                                                   -------------  -------------
UNIT TRANSACTIONS:
 Participant purchase payments
  (applicable to 10,737,861 and 20,847,101 units, respectively)..     14,027,260     26,686,784
 Participant transfers from other Travelers accounts
  (applicable to 837,920 and 2,135,671 units, respectively)......      1,093,151      2,734,518
 Market timing transfers from other Travelers timed accounts
  (applicable to 12,166,043 and 298,165,356 units, respectively).     16,038,495    381,665,377
 Administrative charges
  (applicable to 101,958 and 383,685 units, respectively)........       (133,957)      (493,803)
 Contract surrenders
  (applicable to 8,137,104 and 20,164,576 units, respectively)...    (10,638,375)   (25,802,591)
 Participant transfers to other Travelers accounts
  (applicable to 25,776,691 and 84,918,862 units, respectively)..    (33,660,474)  (108,667,839)
 Market timing transfers to other Travelers timed accounts
  (applicable to 206,198,047 and 352,098,599 units, respectively)   (271,166,611)  (449,633,557)
 Other payments to participants
  (applicable to 241,181 and 242,807 units, respectively)........       (315,041)      (311,994)
                                                                   -------------  -------------
  Net decrease in net assets resulting from unit transactions....   (284,755,552)  (173,823,105)
                                                                   -------------  -------------
   Net decrease in net assets....................................   (280,109,343)  (170,607,601)

NET ASSETS:
 Beginning of year...............................................    280,109,343    450,716,944
                                                                   -------------  -------------
 End of year.....................................................  $           -  $ 280,109,343
                                                                   =============  =============

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB"), is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TSB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities, using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued by computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.

    REPURCHASE AGREEMENTS. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TSB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB. Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis.

2.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the net assets of Account TSB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TSB.

    Insurance charges are paid to The Travelers for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TSB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are stated prior to the deduction of $143,893 and $392,576 of contingent deferred sales charges for years ended December 31, 1995 and 1994, respectively.

3.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)


                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                            ---------------------------------------------------------
                                                            1995        1994         1993         1992         1991
                                                            -----      -------      -------      -------      -------

SELECTED PER UNIT DATA:
 Total investment income...............................    $ .074       $ .055       $ .041       $ .054       $ .076
 Operating expenses....................................      .035         .036         .037         .041         .036
                                                           ------       ------       ------       ------       ------
 Net investment income.................................      .039         .019         .004         .013         .040

 Unit value at beginning of year.......................     1.292        1.275        1.271        1.258        1.218
 Net realized and change in unrealized gains (losses)*.      .002        (.002)           -            -            -
                                                           ------       ------       ------       ------       ------
 Unit value at end of year.............................    $1.333       $1.292       $1.275       $1.271       $1.258
                                                           ======       ======       ======       ======       ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase in unit value............................       .04          .02            -          .01          .04
 Ratio of operating expenses to average net assets**...      2.82%        2.82 %       2.82%        2.82%        2.82%
 Ratio of net investment income to average net assets**      3.17%        1.45 %        .39%        1.12%        3.07%
 Number of units outstanding at end of year (thousands)         -      216,713      353,374      173,359      439,527

* Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

** Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
     The Travelers Timed Short-Term Bond Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Short-Term Bond Account for Variable Annuities as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Timed Short-Term Bond Account for Variable Annuities as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 16, 1996

                                 THE TRAVELERS
                                TIMED AGGRESSIVE
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Aggressive Stock Account is managed to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while at all times maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows connected with market-timing moves. The performance benchmark for this portfolio is the Standard & Poors MidCap Stock Index ("S&P 400").

For the year ended December 31, 1995, the Travelers Timed Aggressive Stock Account achieved a total return of 35.8%, before fees and expenses, outperforming the 30.9% return of the S&P 400. Net of fees and expenses, the portfolio's total return of 32.1% compared favorably to the 31.9% average total return for variable annuity stock accounts in the Lipper Capital Appreciation category. During 1995, three market-timing signals were implemented.

During the second half of 1995, the strongest contributions to relative performance were achieved in the consumer discretionary and finance sectors.
In the consumer discretionary sector, the portfolio benefited from overweighted positions in Nike (+66%), Callaway Golf (+51%), Clear Channel Communications (+38%) and Rite Aid (+35%). In the finance sector, performance was helped by overweights in better performing bank stocks such as First Security (+38%) and Star Banc (+30%); and in selected commercial finance issues such as HFS Inc. (+134%), Finova (+37%) and Green Tree Financial (+18%).

During the final six months of 1995, The Timed Aggressive Stock Account held positions in S&P 400 futures in order to obtain equity exposure for a portion of the account's net assets. The value of the stock index futures position ranged between 2% and 29% of the total net assets of the account, depending upon cash flows related to the market-timing program. The combination of S&P 400 futures and high quality money market securities can be expected to provide a return that approximates that of the actual S&P 400.

Looking ahead, in light of the equity market's record-setting advance in 1995 and signs of an impending economic slowdown, we have placed increased emphasis on diversifying our stock holdings, especially within sectors that are likely to exhibit above-average cyclical earnings volatility. In the technology sector, we have focused on stocks that are likely to maintain positive earnings visibility in 1996, including Bay Networks and Cabletron Systems in the enterprise networking group, Symbol Technologies in the electronics group and Analog Devices in the semiconductor group. In the health care sector, we have emphasized Health Management Associates and Medtronic. In the consumer discretionary sector, our major overweights include Nike, Robert Mondavi and Washington Post. In the finance sector, we are emphasizing Green Tree Financial, Star Banc and American Bankers Insurance Group.



                                    [LOGO]

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995



ASSETS:
 Investment securities, at market value (identified cost $92,504,548)  $102,210,432
 Receivables:
  Dividends..........................................................       104,617
  Interest...........................................................        79,332
  Investment securities sold.........................................     1,100,922
  Purchase payments and transfers from other Travelers accounts......        70,569
  Variation on futures margin........................................       102,500
                                                                       ------------
   Total Assets......................................................   103,668,372
                                                                       ------------
LIABILITIES:
 Cash overdraft......................................................       112,791
 Payables:
  Investment securities purchased....................................       765,503
  Contract surrenders and transfers to other Travelers accounts......        36,941
  Investment management and advisory fees............................         4,166
  Market timing fees.................................................        10,474
 Accrued liabilities.................................................        19,048
                                                                       ------------
   Total Liabilities.................................................       948,923
                                                                       ------------
NET ASSETS
 (Applicable to 45,575,269 units outstanding at $2.253 per unit).....  $102,719,449
                                                                       ============

                       See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



INVESTMENT INCOME:
 Dividends........................................... $    985,664
 Interest............................................      386,837
                                                      ------------
  Total income.......................................               $ 1,372,501

EXPENSES:
 Market timing fees..................................      825,418
 Investment management and advisory fees.............      215,616
 Insurance charges...................................      825,418
                                                      ------------
  Total expenses.....................................                 1,866,452
                                                                    -----------
   Net investment loss...............................                  (493,951)
                                                                    -----------
REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
 INVESTMENT SECURITIES:
 Realized gain from investment security transactions:
  Proceeds from investment securities sold...........  107,552,351
  Cost of investment securities sold.................   99,151,992
                                                      ------------
   Net realized gain.................................                 8,400,359

 Change in unrealized gain on investment securities:
  Unrealized gain at December 31, 1994...............      954,837
  Unrealized gain at December 31, 1995...............    9,705,884
                                                      ------------
   Net change in unrealized gain for the year........                 8,751,047
                                                                    -----------
    Net realized gain and change in unrealized gain..                17,151,406
                                                                    -----------
 Net increase in net assets resulting from operations               $16,657,455
                                                                    ===========

                       See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                                              1995          1994
                                                                          ------------  ------------
OPERATIONS:
 Net investment loss....................................................  $   (493,951)  $  (669,893)
 Net realized gain from investment security transactions................     8,400,359     3,067,643
 Net change in unrealized gain on investment securities.................     8,751,047    (9,552,884)
                                                                          ------------  ------------
  Net increase (decrease) in net assets resulting from operations.......    16,657,455    (7,155,134)
                                                                          ------------  ------------
UNIT TRANSACTIONS:
 Participant purchase payments
  (applicable to 4,530,704 and 11,273,841 units, respectively)..........     9,157,753    19,879,301
 Participant transfers from other Travelers accounts
  (applicable to 352,561 and 4,166,181 units, respectively).............       701,109     7,429,218
 Market timing transfers from other Travelers timed accounts
  (applicable to 27,252,603 and 12,495,931 units, respectively).........    57,070,717    22,750,505
 Administrative charges
  (applicable to 80,867 and 105,768 units, respectively)................      (173,519)     (176,362)
 Contract surrenders
  (applicable to 1,614,811 and 2,506,410 units, respectively)...........    (3,295,917)   (4,425,394)
 Participant transfers to other Travelers accounts
  (applicable to 9,931,060 and 19,093,231 units, respectively)..........   (20,145,243)  (33,573,248)
 Market timing transfers to other Travelers timed accounts
  (applicable to 24,144,775 units)......................................             -   (40,963,059)
 Other payments to participants
  (applicable to 43,168 and 35,178 units, respectively).................       (82,155)      (62,046)
                                                                          ------------  ------------
  Net increase (decrease) in net assets resulting from unit transactions    43,232,745   (29,141,085)
                                                                          ------------  ------------
   Net increase (decrease) in net assets................................    59,890,200   (36,296,219)

NET ASSETS:
 Beginning of year......................................................    42,829,249    79,125,468
                                                                          ------------  ------------
 End of year............................................................  $102,719,449   $42,829,249
                                                                          ============  ============

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

   The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TAS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The
   Travelers, at the discretion of the market timers.

   The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

   SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

   When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

   Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued by computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.

   FUTURES CONTRACTS. Account TAS uses stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

   It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

   Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

   OPTIONS. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration.
   Options held by Account TAS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, the latest bid quotation.

   REPURCHASE AGREEMENTS. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   FEDERAL INCOME TAXES. The operations of Account TAS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

   OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

2. INVESTMENTS

   Purchases and sales of securities other than short-term investments aggregated $93,163,480 and $67,179,935, respectively, for the year ended December 31, 1995. Realized gains and losses from investment transactions are reported on an identified-cost basis.

   At December 31, 1995, Account TAS held 205 open S&P 400 MidCap Index futures contracts with a maturity date of March 15, 1996. The underlying face value, or notional value, of these contracts at December 31, 1995, amounted to $22,350,125. In connection with these contracts, short-term investments with a par value of $550,000 had been pledged as margin deposits.

   Net realized gains resulting from futures contracts were $1,364,329 and $63,616 for the years ended December 31, 1995 and 1994, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1995, is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3. CONTRACT CHARGES

   Investment management and advisory fees are calculated daily at annual rates which start at 0.50% and decrease, as net assets increase, to 0.15% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

   A market timing fee equivalent on an annual basis to 1.25% of the net assets of Account TAS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TAS.

   Insurance charges are paid to The Travelers for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TAS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

   No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are stated prior to the deduction of $80,832 and $101,444 of contingent deferred sales charges for the years ended December 31, 1995 and 1994, respectively.

4. SUPPLEMENTARY INFORMATION
   (Selected data for a unit outstanding throughout each year.)


                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                -------------------------------------------------------------
                                                                    1995         1994         1993         1992         1991
                                                                   ------       ------       ------       ------       ------
SELECTED PER UNIT DATA:
 Total investment income...............................         $    .042        $.036        $.037        $.041        $.044
 Operating expenses....................................              .057         .049         .048         .043         .039
                                                                   ------       ------       ------       ------       ------
 Net investment income (loss)..........................             (.015)       (.013)       (.011)       (.002)        .005

 Unit value at beginning of year.......................             1.706        1.838        1.624        1.495        1.136
 Net realized and change in unrealized gains (losses)..              .562       (.119)         .225         .131         .354
                                                                   ------       ------       ------       ------       ------
 Unit value at end of year.............................         $   2.253       $1.706       $1.838       $1.624       $1.495
                                                                   ======       ======       ======       ======       ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.................               .55         (.13)         .21          .13          .36
 Ratio of operating expenses to average net assets*....              2.83 %       2.80 %       2.82 %       2.93 %       2.99%
 Ratio of net investment (loss) income to average net
   assets*.............................................              (.74)%       (.72)%       (.80)%       (.12)%        .37%
 Number of units outstanding at end of year (thousands)            45,575       25,109       43,059       20,225       19,565
 Portfolio turnover rate...............................               113 %        142 %         71 %        269 %        261%

* Annualized.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995


                                        NO. OF     MARKET
                                        SHARES      VALUE
                                        ------    ---------
COMMON STOCKS (78.2%)
 AGRICULTURE (0.5%)
  Dole Food Co., Inc.                   14,600    $  511,000
                                                  ----------
 AMUSEMENTS (1.0%)
  Castle & Cooke Inc. (A)                4,866        81,505
  Circus Circus Enterprises, Inc. (A)   12,500       348,437
  Mirage Resorts, Inc. (A)              20,200       696,900
                                                  ----------
                                                   1,126,842
                                                  ----------
 BANKING (6.2%)
  Crestar Financial Corp.                4,500       266,062
  Fifth Third Bancorp                    8,200       597,575
  First of America Bank Corp.           15,800       701,125
  First Security Corp.                  15,000       573,750
  First Tennessee National Corp.         9,200       555,450
  Marshall & Isley Corp.                12,000       311,250
  Mercantile Bancorp.                   12,500       575,000
  Mercantile Bankshares                 14,000       387,625
  Northern Trust Corp.                   7,800       434,363
  Signet Banking Corp.                   8,600       204,250
  SouthTrust Corp.                      13,800       355,350
  Star Banc Corp.                        4,000       238,000
  State Street Boston Corp.              4,000       180,000
  UJB Financial Corp.                    7,200       257,400
  UN Planters Corp.                      9,100       290,063
  Wilmington Trust Corp.                13,600       421,600
                                                  ----------
                                                   6,348,863
                                                  ----------
 CHEMICALS, PHARMACEUTICALS AND
 ALLIED PRODUCTS (5.2%)
  Biogen, Inc. (A)                       4,400       269,500
  Cabot Corp.                            7,300       393,287
  Chiron Corp. (A)                       5,467       604,787
  Eastman Chemical Company               3,400       212,925
  Forest Labs, Inc. (A)                 11,500       520,375
  Genzyme Corp. (A)                      3,400       211,650
  International Flavors & Fragrances     6,700       321,600
  IMC Fertilizer Group, Inc.             8,400       343,350
  IVAX Corp.                             7,100       202,350
  Loctite Corp.                          4,800       228,000
  Morton International, Inc.             8,200       294,175
  Mylan Labs, Inc.                      20,900       491,150
  Praxair, Inc.                         10,600       356,425
  Smith International, Inc. (A)         12,500       293,750
  Wellman, Inc.                         13,300       302,575
  Witco Chemical Corp.                   7,500       219,375
                                                  ----------
                                                   5,265,274
                                                  ----------
 COMMUNICATION (3.7%)
  Century Telephone Enterprises         15,600       495,300
  Clear Channel Communications (A)       6,600       291,225
  Comsat Corp.                           6,100       113,612
  Frontier Corp.                        15,500       465,000
  Infinity Broadcasting (A)             10,200       379,950
  Lincoln Telecommunications            12,000       255,000
  NEXTEL Communications (A)             18,500       274,031
  Southern New England Telephone         7,800       310,050
  Telephone & Data Systems, Inc.         5,800       229,100
  WorldCom, Inc. (A)                    28,700     1,015,263
                                                  ----------
                                                   3,828,531
                                                  ----------



                                        NO. OF     MARKET
                                        SHARES      VALUE
                                        ------    ---------
 CONTRACTORS (0.7%)
  Fluor Corp.                            5,400    $  356,400
  Granite Construction, Inc.             9,800       309,925
  JWP, Inc. (A)(E)                      32,200           644
                                                  ----------
                                                     666,969
                                                  ----------
 ELECTRICAL AND
 ELECTRONIC MACHINERY (4.8%)
  ADC Telecommunications, Inc. (A)       6,900       250,988
  Alliance Semiconductor (A)             2,300        26,450
  American Power Conversion (A)         26,200       247,263
  Amphenol Corp. (A)                    16,400       397,700
  Analog Devices, Inc. (A)              20,050       709,269
  Andrew Corp. (A)                       9,400       363,075
  Atmel Corp. (A)                       20,600       458,350
  Cypress Semiconductor (A)             34,700       442,425
  Linear Technology Corp.                3,700       145,687
  LSI Logic Corp. (A)                    2,300        75,325
  Molex, Inc.                           20,600       659,200
  Sensormatic Electronics Corp.          7,900       137,262
  Tellabs, Inc. (A)                      1,500        55,687
  U.S. Robotics, Inc.                    6,100       536,038
  Vishay Intertechnology, Inc. (A)       8,100       255,150
  Xilinx, Inc. (A)                       4,700       142,762
                                                  ----------
                                                   4,902,631
                                                  ----------
 FINANCE (3.5%)
  Bear Stearns Cos., Inc.                7,400       147,075
  Charles Schwab Corp.                  26,100       525,262
  Finova Group, Inc.                     4,200       202,650
  Franklin Resources, Inc.               5,400       272,025
  Green Tree Financial Corp.            32,800       865,100
  HFS, Inc.(A)                          10,900       891,075
  Household International                4,000       236,500
  Lehman Brothers Holding, Inc.          9,100       193,375
  Paine Webber Group                    11,900       238,000
                                                  ----------
                                                   3,571,062
                                                  ----------
 FOOD (2.1%)
  Coca-Cola Enterprises, Inc.           28,000       749,000
  Flowers Industries                    19,600       237,650
  IBP, Inc.                              8,000       404,000
  Robert Mondavi Corp. (A)               4,400       123,200
  Ralston-Purina Group                   3,800       237,025
  Tyson Foods, Inc.                     12,500       328,906
                                                  ----------
                                                   2,079,781
                                                  ----------
 FURNITURE AND FIXTURES (0.3%)
  Leggett & Platt, Inc.                 11,600       281,300
                                                  ----------
 HOTELS & LODGING (0.2%)
  La Quinta Motor Inns, Inc.             7,300       199,837
                                                  ----------


                                           NO. OF         MARKET
                                           SHARES          VALUE
                                           ------        ---------
 INSURANCE (5.5%)
  American Bankers Insurance Group, Inc.   10,000       $  391,875
  American Reinsurance Corp.                8,300          339,262
  American Financial Group, Inc.           14,700          450,187
  Aon Corp.                                 7,200          359,100
  AFLAC, Inc.                              20,100          871,838
  Foundation Health Corp. (A)               6,900          296,700
  HealthCare COMPARE (A)                   12,500          546,094
  PacifiCare Health Systems (A)             7,700          671,825
  Progressive Corp., Ohio                   5,400          263,925
  SunAmerica, Inc.                          7,700          365,750
  Transatlantic Holdings, Inc.              6,000          440,250
  Value Health, Inc. (A)                   12,600          346,500
  Zurich Reinsurance Centre Holdings        6,900          209,588
                                                        ----------
                                                         5,552,894
                                                        ----------
 MACHINERY (5.1%)
  Baker Hughes, Inc.                       10,200          248,625
  Bay Networks, Inc. (A)                   29,659        1,217,863
  Cabletron System, Inc. (A)                4,200          340,200
  Cirrus Logic, Inc. (A)                    8,200          162,462
  Dell Computer Corp. (A)                   5,900          205,394
  Duriron, Inc.                             3,300           76,312
  EMC Corp. (A)                            37,900          582,713
  Gateway 2000, Inc. (A)                   14,400          351,900
  Harnischfeger Industries                  5,800          192,850
  Lam Research Corp. (A)                    3,200          146,000
  Seagate Technology (A)                   10,400          494,000
  Silicon Graphics, Inc. (A)               12,300          338,250
  Stewart & Stevenson Services, Inc.       11,400          289,275
  Symbol Technologies (A)                  11,000          434,500
  3Com Corp. (A)                            2,900          135,394
                                                        ----------
                                                         5,215,738
                                                        ----------
 METAL PRODUCTS (1.6%)
  Amax Gold, Inc. (A)                       6,500          199,063
  Ball Corp.                                6,100          167,750
  Bethlehem Steel Corp. (A)                15,200          212,800
  Danaher Corp.                            15,500          492,125
  Parker-Hannifin Corp.                     7,100          243,175
  Reynolds Metals Co.                       6,000          339,750
                                                        ----------
                                                         1,654,663
                                                        ----------
 MINING (0.2%)
  Homestake Mining Co.                     14,000          218,750
                                                        ----------
 MISCELLANEOUS MANUFACTURING (4.1%)
  Biomet, Inc. (A)                         17,300          308,156
  Callaway Golf Co.                        21,800          493,225
  Cordis Corp. (A)                          2,500          251,250
  Heart Technology., Inc. (A)               8,500          277,844
  International Game Technology            16,400          178,350
  Litton Industries (A)                     6,800          302,600
  Mattel, Inc.                              7,500          230,625
  Measurex Corp.                            7,600          214,700
  Medtronic, Inc.                           9,600          536,400
  Stryker Corp.                             6,600          346,087
  Tencor Instruments (A)                    7,900          192,563
  Teradyne, Inc. (A)                       10,600          265,000
  Thermo Electronics Corp. (A)             10,150          527,800
                                                        ----------
                                                         4,124,600
                                                        ----------



                                           NO. OF         MARKET
                                           SHARES          VALUE
                                           ------        ---------
 OIL & GAS (1.7%)
  Anadarko Petroleum                       11,900       $  644,088
  Apache Corp.                             14,300          421,850
  ENSCO International(A)                   15,700          361,100
  Louisiana Land & Exploration              7,700          330,137
                                                        ----------
                                                         1,757,175
                                                        ----------
 PAPER AND ALLIED PRODUCTS (1.1%)
  Bowater, Inc.                             9,100          323,050
  Champion International Corp.              4,500          189,000
  James River Corp.                         6,500          156,812
  Mead Corp.                                4,900          256,025
  Potlatch Corp.                            5,800          232,000
                                                        ----------
                                                         1,156,887
                                                        ----------
 PETROLEUM REFINING AND
 RELATED INDUSTRIES (0.6%)
  Lyondell Petrochemical                    5,200          118,950
  Murphy Oil Corp.                          6,100          253,150
  Sun Co., Inc.                             8,483          232,222
                                                        ----------
                                                           604,322
                                                        ----------
 PRINTING, PUBLISHING AND
 ALLIED INDUSTRIES (1.4%)
  Lee Enterprises, Inc.                    22,800          524,400
  Tribune Co.                               3,600          220,050
  Washington Post Co.                       2,500          705,000
                                                        ----------
                                                         1,449,450
                                                        ----------
 RETAIL (5.3%)
  Apple South, Inc.                        12,600          269,325
  AutoZone, Inc. (A)                        9,400          271,425
  Boston Chicken, Inc. (A)                  9,500          304,594
  Claires Stores, Inc.                     14,900          262,613
  Dayton Hudson Corp.                       2,900          217,500
  Dollar General Corp.                      8,400          174,300
  Federated Department Stores, Inc. (A)     8,200          225,500
  General Nutrition Cos., Inc. (A)            500           11,125
  Hannaford Brothers Co.                    9,900          243,787
  Kohl's Corp. (A)                         10,800          567,000
  Morrison Restaurants, Inc.                3,900           54,600
  Office Depot, Inc. (A)                   19,200          379,200
  OfficeMax, Inc. (A)                      11,200          250,600
  Outback Steakhouse, Inc. (A)              5,700          204,844
  Revco D.S., Inc. (A)                      9,000          254,250
  Rite Aid Corp.                            8,700          297,975
  Safeway, Inc. (A)                         5,200          267,800
  Staples, Inc. (A)                        16,650          407,925
  Stop & Shop Companies (A)                 9,000          208,125
  Tandy Corp.                               4,600          190,900
  Waban, Inc. (A)                          16,900          316,875
                                                        ----------
                                                         5,380,263
                                                        ----------
 RUBBER AND PLASTIC PRODUCTS (0.6%)
  Nike, Inc.                                6,100          424,712
  Premark International, Inc.               4,500          227,813
                                                        ----------
                                                           652,525
                                                        ----------
 SERVICES (6.5%)
  Adobe Systems, Inc.                      12,200          757,925
  Autodesk, Inc.                            4,600          157,550
  Cadence Design System, Inc. (A)          16,050          674,100
  Compuware Corp. (A)                       6,100          114,375
  Coram Healthcare Corp. (A)               15,300           66,938
  CUC International, Inc. (A)               5,300          180,862

                                                             NO. OF       MARKET
                                                             SHARES        VALUE
                                                            ---------  -------------
 SERVICES  (CONTINUED)
  Equifax, Inc.                                                11,900    $   254,363
  Flightsafety International, Inc                               8,300        417,075
  Health Management Association., Inc. (A)                     11,200        292,600
  HBO & Co.                                                     2,900        221,850
  HEALTHSOUTH Corp (A)                                         13,800        401,925
  Informix Corp. (A)                                           17,200        517,075
  Manpower, Inc.                                               10,600        298,125
  Olsten Corp.                                                  6,000        237,000
  Omnicom Group, Inc.                                          16,200        603,450
  Or Nda Healthcorp (A)                                        11,000        255,750
  Parametric Technology Co. (A)                                 9,300        617,287
  Paychex, Inc.                                                11,900        591,281
                                                                       -------------
                                                                           6,659,531
                                                                       -------------
 STONE, CLAY, GLASS AND
 CONCRETE PRODUCTS (0.3%)
  Owens-Corning Fiberglass (A)                                  7,600        341,050
                                                                       -------------
 TEXTILE MILL PRODUCTS (0.4%)
  Shaw Industries, Inc.                                        15,100        222,725
  Unifi, Inc.                                                   8,400        185,850
                                                                       -------------
                                                                             408,575
                                                                       -------------
 TRANSPORTATION (1.5%)
  AMR, Inc. (A)                                                 2,800        207,900
  CSX Corp.                                                     5,200        237,250
  Kansas City Southern Industries, Inc.                        10,500        480,375
  Northwest Airlines Corp. (A)                                  6,100        310,719
  Tidewater, Inc.                                               9,800        308,700
                                                                       -------------
                                                                           1,544,944
                                                                       -------------
 TRANSPORTATION MANUFACTURING (1.9%)
  Echlin, Inc.                                                  6,600        240,900
  Harley-Davidson, Inc.                                         9,500        273,125
  McDonnell Douglas Corp.                                       3,800        349,600
  Sundstrand Corp.                                              7,400        520,775
  Trinity Industries                                           10,800        340,200
  Varity Corp. (A)                                              5,500        204,188
                                                                       -------------
                                                                           1,928,788
                                                                       -------------
 UTILITIES (10.8%)
  Allegheny Power System, Inc.                                 16,100        460,863
  Baltimore Gas & Electric Co.                                 11,200        319,200
  Boston Edison Co.                                            11,700        345,150
  Brooklyn Union Gas Co.                                       16,000        468,000
  Consolidated Natural Gas Co.                                  6,100        276,787
  CMS Energy Corp.                                             20,600        615,425
  Delmarva Power & Light                                       20,800        473,200
  El Paso Natural Gas Co.                                      13,200        374,550
  Florida Progress Corp.                                       12,500        442,188
  Illinova Corp.                                               22,300        669,000
  Kansas City Power & Light Co.                                21,700        566,912
  Louisville Gas & Electric Co.                                11,000        464,750
  MCN Corp.                                                    21,800        506,850
  NIPSCO Industries, Inc.                                      16,100        615,825
  Panhandle Eastern Corp.                                       8,300        231,363
  Pinnacle West Capital Corp.                                  23,500        675,625
  Portland General Electric Co.                                18,200        530,075
  Public Service Co. of Colorado                               18,400        650,900
  SCANA Corp.                                                  25,600        732,800
  Texas Utilities Co.                                           6,400        263,200
  TECO Energy, Inc.                                            26,200        671,375
  Wisconsin Energy                                             23,600        722,750
                                                                       -------------
                                                                          11,076,788
                                                                       -------------



                                                             NO. OF       MARKET
                                                             SHARES        VALUE
                                                            ---------  -------------
 WHOLESALE TRADE (1.4%)
  Arrow Electronics (A)                                        11,200    $   483,000
  Avnet, Inc.                                                   4,600        205,850
  Cardinal Health, Inc.                                         9,800        536,550
  Crane Co.                                                     5,700        210,188
                                                                       -------------
                                                                           1,435,588
                                                                       -------------
 TOTAL COMMON STOCKS
  (COST $70,236,848)                                                      79,944,621
                                                                       -------------



                                                            PRINCIPAL
                                                             AMOUNT
                                                            ---------
SHORT-TERM INVESTMENTS (21.8%)
 COMMERCIAL PAPER (19.0%)
  ABN AMRO Holding NV,
   5.55% due April 30, 1996                              $  2,000,000      1,999,696
  AT&T Co.,
   5.74% due January 19, 1996                               2,500,000      2,484,694
  Ciesco LP,
   5.75% due January 31, 1996                               2,500,000      2,479,833
  Pacific Gas & Electric Co.,
   5.79% due January 10, 1996                               2,500,000      2,488,250
  Potomac Electric Power Co.,
   5.78% due January 11, 1996                               2,500,000      2,487,847
  Progress Capital Holdings, Inc.,
   5.86% due January 18, 1996                               2,500,000      2,484,951
  Southern California Edison Co.,
   5.75% due January 12, 1996                               2,500,000      2,487,472
  Toyota Motor Credit Corp.,
   5.78% due January 19, 1996                               2,500,000      2,484,653
                                                                       -------------
                                                                          19,397,396
                                                                       -------------
 U.S. GOVERNMENT SECURITIES (0.7%)
  United States of America Treasury,
   5.33% due September 19, 1996 (C)                           750,000        720,955
  United States of America Treasury,
   5.51% due September 19, 1996 (C)                            50,000         47,460
                                                                       -------------
                                                                             768,415
                                                                       -------------
 REPURCHASE AGREEMENTS (2.1%)
  Merrill Lynch Government
   Securities, Inc., 5.50% Repurchase
   Agreement dated December 29,
   1995, due January 2, 1996,
   collateralized by: United States of
   America Treasury, $2,110,000,
   5.63% due October 31, 1997                               2,100,000      2,100,000
                                                                       -------------
 TOTAL SHORT-TERM
 INVESTMENTS (COST $22,267,700)                                           22,265,811
                                                                       -------------


                                                           NOTIONAL
                                                             VALUE
                                                           --------
FUTURES CONTRACTS (0.0%)
  S&P 400 MidCap Index,
  Exp. March, 1996 (D)                                   $ 22,350,125              -
                                                                       -------------
TOTAL INVESTMENTS (100%)
 (COST $92,504,548) (B)                                                $ 102,210,432
                                                                       =============

NOTES

(A)  Non-income Producing Security.

(B)  At December 31, 1995, net
     unrealized appreciation for all
     securities was $9,705,884. This
     consisted of aggregate gross
     unrealized appreciation for all
     securities in which there was an
     excess of market value over cost
     of $13,225,738 and aggregate
     gross unrealized depreciation for
     all securities in which there was
     an excess of cost over market
     value of $3,519,854.

(C)  Par value of $550,000 pledged to
     cover margin deposits on futures
     contracts.

(D)  As more fully discussed in Note
     1 to the financial statements, it
     is Account TAS's practice to hold
     cash and cash equivalents
     (including short-term
     investments) at least equal to
     the underlying face value, or
     notional value, of outstanding
     purchased futures contracts, less
     the initial margin. Account TAS
     uses futures contracts as a
     substitute for holding individual
     securities.

(E)  Management Priced Security.





                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
 The Travelers Timed Aggressive Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Aggressive Stock Account for Variable Annuities including the statement of investments as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Timed Aggressive Stock Account for Variable Annuities as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 16, 1996

                                 THE TRAVELERS
                               TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

The fund moved back into bonds on August 31,1995. For the fourth quarter of 1995, The Travelers Timed Bond Account returned 5.9% versus 6.1% for the benchmark. We continue to run The Travelers Timed Bond Account as close to the index as possible, to maintain a liquid portfolio that can easily be converted to cash. The modest underperformance of the fund resulted from a slight overweighting in mortgages versus the index. As mortgages came under pressure in the rally, this was reflected in the performance. The Treasury component of the index turned in a strong performance as the market resumed its rally in the fourth quarter. The best performing asset on a duration adjusted basis was the cheapest-to-deliver security in the bond contract, the 11.2% of February 2, 1995. As the market rallied, open interest in the bond contract increased, providing increased demand for the underlying deliverables.

Mortgages had a tough time for the bulk of the fourth quarter. As the market hiccuped in late December as talks on the budget stalled, mortgage spreads snapped in 5-15 basis points. Prepayment protection and high option adjusted spreads are found in some of the seasoned premium collateral that is owned. Seasoned pass-throughs (1991 and earlier originations) offer protection from lower rates because they have already had a chance to prepay in at least one period that was more attractive to refinance than the current one, yet did not. Newer production securities have prepaid much quicker, particularly those originated in 1994 and 1995, and we are avoiding them in higher coupon securities.





                                   [LOGO]

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995



ASSETS:
 Investment securities, at market value (identified cost $14,974,638)  $15,673,604
 Receivables:
  Interest...........................................................      227,862
  Purchase payments and transfers from other Travelers accounts......        8,416
 Other assets........................................................           10
                                                                       -----------
   Total Assets......................................................   15,909,892
                                                                       -----------
LIABILITIES:
 Cash overdraft......................................................       27,413
 Payables:
  Contract surrenders and transfers to other Travelers accounts......       13,481
  Investment management and advisory fees............................        1,082
  Market timing fees.................................................        1,625
  Insurance charges..................................................        2,705
                                                                       -----------
   Total Liabilities.................................................       46,306
                                                                       -----------
NET ASSETS
 (Applicable to 11,466,306 units outstanding at $1.383 per unit).....  $15,863,586
                                                                       ===========

                       See Notes to Financial Statements

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



INVESTMENT INCOME:
 Interest............................................              $  878,805
EXPENSES:
 Market timing fees.................................. $   157,286
 Investment management and advisory fees.............      62,947
 Insurance charges...................................     157,286
                                                      -----------
  Total expenses.....................................                 377,519
                                                                   ----------
   Net investment income.............................                 501,286
                                                                   ----------
REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
 INVESTMENT SECURITIES:
 Realized gain from investment security transactions:
  Proceeds from investment securities sold...........  37,514,034
  Cost of investment securities sold.................  36,612,294
                                                      -----------
   Net realized gain.................................                 901,740
 Change in unrealized gain on investment securities:
  Unrealized gain at December 31, 1994...............           -
  Unrealized gain at December 31, 1995...............     698,966
                                                      -----------
   Net change in unrealized gain for the year........                 698,966
                                                                   ----------
    Net realized gain and change in unrealized gain..               1,600,706
                                                                   ----------
 Net increase in net assets resulting from operations              $2,101,992
                                                                   ==========

                       See Notes to Financial Statements

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                                              1995          1994
                                                                              ----          ----
OPERATIONS:
 Net investment income..................................................  $    501,286  $     36,951
 Net realized gain from investment security transactions................       901,740     1,513,641
 Net change in unrealized gain on investment securities.................       698,966    (1,920,043)
                                                                          ------------  ------------
  Net increase (decrease) in net assets resulting from operations.......     2,101,992      (369,451)
                                                                          ------------  ------------
UNIT TRANSACTIONS:
 Participant purchase payments
  (applicable to 796,980 and 343,897 units, respectively)...............     1,033,094       426,588
 Participant transfers from other Travelers accounts
  (applicable to 55,290 and 485,822 units, respectively)................        68,142       602,519
 Market timing transfers from other Travelers timed accounts
  (applicable to 25,376,865 units)......................................    31,962,202             -
 Administrative charges
  (applicable to 16,869 and 13 units, respectively).....................       (22,828)          (19)
 Contract surrenders
  (applicable to 614,080 and 141,875 units, respectively)...............      (802,989)     (175,642)
 Participant transfers to other Travelers accounts
  (applicable to 1,869,809 and 1,223,515 units, respectively)...........    (2,437,532)   (1,510,001)
 Market timing transfers to other Travelers timed accounts
  (applicable to 12,262,071 and 19,671,603 units, respectively).........   (16,038,495)  (23,908,276)
                                                                          ------------  ------------
  Net increase (decrease) in net assets resulting from unit transactions    13,761,594   (24,564,831)
                                                                          ------------  ------------
  Net increase (decrease) in net assets.................................    15,863,586   (24,934,282)

NET ASSETS:
 Beginning of year......................................................             -    24,934,282
                                                                          ------------  ------------
 End of year............................................................  $ 15,863,586  $          -
                                                                          ============  ============

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Bond Account for Variable Annuities ("Account TB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

    The following is a summary of significant accounting policies consistently followed by Account TB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued by computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.

    FUTURES CONTRACTS. Account TB uses interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account TB enters into a futures contract, it agrees to buy or sell specified debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

    WHEN-ISSUED SECURITIES. Account TB may from time to time purchase new-issue government or agency securities on a "when-issued" basis. The prices are fixed at the time the commitment is made to purchase these securities. Delivery and payment may be at a future date beyond customary settlement time. It is the practice of Account TB to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

    The commitment to purchase a when-issued security is treated as a senior security and will be valued and reflected in Account TB's net asset value daily from the commitment date. While it is Account TB's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement.

    Account TB does not make payment or begin to accrue interest on these securities until settlement date. When Account TB commits to purchase a security on a when-issued basis, it identifies and segregates high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

    REPURCHASE AGREEMENTS. When Account TB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TB. Account TB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis.

2.  INVESTMENTS

    Purchases and sales of securities other than short-term investments aggregated $31,369,575 and $17,999,074, respectively, for the year ended December 31, 1995. Realized gains and losses from investment transactions are reported on an identified-cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at annual rates which start at 0.50% and decrease, as net assets increase, to 0.25% of Account TB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the net assets of Account TB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TB.

    Insurance charges are paid to The Travelers for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are stated prior to the deduction of $21,911 and $1,843 of contingent deferred sales charges for the years ended December 31, 1995 and 1994, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          1995          1994          1993          1992          1991
                                                          ----          ----          ----          ----          ----
SELECTED PER UNIT DATA:
 Total investment income...............................  $ .071        $ .007        $ .054        $ .051        $ .052
 Operating expenses....................................    .031          .006          .036          .032          .031
                                                         ------        ------        ------        ------        ------
 Net investment income.................................    .040          .001          .018          .019          .021
 Unit value at beginning of year.......................   1.215         1.234         1.132         1.087          .994
 Net realized and change in unrealized gains (losses)..    .128         (.020)         .084          .026          .072
                                                         ------        ------        ------        ------        ------
 Unit value at end of year.............................  $1.383        $1.215        $1.234        $1.132        $1.087
                                                         ======        ======        ======        ======        ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.................     .17          (.02)          .10           .05           .09
 Ratio of operating expenses to average net assets*....    3.00%         3.00%         3.00%         2.99%         3.00%
 Ratio of net investment income to average net assets*.    3.98%         1.02%         1.48%         1.71%         3.07%
 Number of units outstanding at end of year (thousands)  11,466             -        20,207        21,868        19,521
 Portfolio turnover rate...............................     117%            -           190%          505%          627%

* Annualized.

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995


                                           PRINCIPAL     MARKET
                                             AMOUNT       VALUE
                                           ----------  -----------
U.S. GOVERNMENT AGENCY
SECURITIES (51.2%)
 Federal Home Loan Banks,
  7.315% Notes, 2005                       $2,000,000   $2,200,620
 FHLMC Gold 30yr PC,
  7.50% Pass Through, 2001                    115,669      118,661
 FHLMC Gold 30yr PC,
  7.50% Pass Through, 2002                  1,016,994    1,042,723
 FHLMC Gold 7yr Balloon,
  7.50% Pass Through, 2002                    781,461      801,231
 FNMA 15yr Conventional Interm. Term,
  7.50% Pass Through, 2010                    314,724      323,969
 FNMA 15yr Conventional Interm. Term,
  7.50% Pass Through, 2010                    394,373      405,957
 FNMA 15yr Conventional Interm. Term,
  7.50% Pass Through, 2010                    400,834      412,608
 FNMA 15yr Conventional Interm. Term,
  7.50% Pass Through, 2010                    240,602      247,669
 FNMA 15yr Conventional Interm. Term,
  7.50% Pass Through, 2010                    494,133      508,648
 GNMA 30yr Single Family Issue,
  7.00% Pass Through, 2023                    531,140      537,945
 GNMA 30yr Single Family Issue,
  7.00% Pass Through, 2023                    113,469      114,922
 GNMA 30yr Single Family Issue,
  7.00% Pass Through, 2024                    323,567      327,713
 GNMA 30yr Single Family Issue,
  7.00% Pass Through, 2024                    526,952      533,704
 GNMA 30yr Single Family Issue,
  7.00% Pass Through, 2025                    333,669      337,944
 GNMA 30yr Single Family Issue,
  7.00% Pass Through, 2025                    107,166      108,540
                                                        ----------
   TOTAL U.S. GOVERNMENT
    AGENCY SECURITIES
    (COST $7,864,825)                                    8,022,854
                                                        ----------



                                           PRINCIPAL     MARKET
                                             AMOUNT       VALUE
                                           ----------  -----------
U.S. GOVERNMENT
SECURITIES (44.3%)
 United States of America Treasury,
  7.25% Bonds, 2022                        $6,000,000  $ 6,948,750
                                                       -----------
  TOTAL U.S. GOVERNMENT
   SECURITIES (COST $6,407,813)                          6,948,750
                                                       -----------
SHORT-TERM INVESTMENTS (4.5%)

 REPURCHASE AGREEMENTS (4.5%)
  Merrill Lynch Government
   Securities, Inc., 5.50% Repurchase
   Agreement dated December 29,
   1995 due January 2, 1996,
   collateralized by: United States of
   America Treasury, $705,000,
   5.63% due October 31, 1997                 702,000      702,000
                                                       -----------
  TOTAL SHORT-TERM
  INVESTMENTS (COST $702,000)                              702,000
                                                       -----------
  TOTAL INVESTMENTS (100%)
  (COST $14,974,638) (A)                               $15,673,604
                                                       ===========

NOTES

(A) At December 31, 1995, gross and net unrealized appreciation for all securities was $ 698,966.





                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Timed Bond Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Bond Account for Variable Annuities including the statement of investments as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Timed Bond Account for Variable Annuities as of December 31, 1995, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 16, 1996

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


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



                              Investment Advisers

       THE TRAVELERS TIMED GROWTH AND INCOME STOCK, TIMED SHORT-TERM BOND
                      AND TIMED AGGRESSIVE STOCK ACCOUNTS
                  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                             Hartford, Connecticut

                        THE TRAVELERS TIMED BOND ACCOUNT
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                             Hartford, Connecticut

                            Independent Accountants

                            COOPERS & LYBRAND L.L.P.
                             Hartford, Connecticut

                                   Custodian

                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York








This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Timed Growth and Income Stock, Timed Short-Term Bond, Timed Aggressive Stock and Timed Bond Accounts. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity products offered by The Travelers Insurance Company which contain all pertinent information, including the applicable sales commissions.



VG-182   (Annual)   (12-95)   Printed in U.S.A.